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                                                                    EXHIBIT 10.5

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                              SUBLICENSE AGREEMENT

         This Sublicense Agreement (the "Agreement") dated the 31st day of July, 2001 is by and among Becton, Dickinson and Company, a corporation organized and existing under the laws of New Jersey and having a place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417 ("BD"), TriPath Imaging, Inc., a corporation organized and existing under the laws of Delaware and having its principal office at 780 Plantation Drive, Burlington, North Carolina 27215 ("TriPath"), and TriPath Oncology, Inc., a corporation organized and existing under the laws of Delaware and a wholly-owned subsidiary of TriPath, having its principal office at 780 Plantation Drive, Burlington, North Carolina 27215 ("Newco").

                                  INTRODUCTION

         1. BD holds licenses under certain intellectual property rights owned and/or controlled by Millennium Pharmaceuticals, Inc. ("MPI") through a certain Collaboration and License Agreement by and between BD and MPI dated February 21, 1999 (as amended by a First Amendment of Collaboration and License Agreement dated November 17, 2000, a Second Amendment of Collaboration and License Agreement dated December 20, 2000 and a Third Amendment of Collaboration and License Agreement (hereinafter the "Third Amendment") of even date herewith) (hereinafter the "BD/MPI Collaboration Agreement"); and

         2. Pursuant to certain of BD's licenses through the BD/MPI Collaboration Agreement, BD has the right to grant sublicenses to certain entities that have been approved as Approved Sublicensees (as defined in the BD/MPI Collaboration Agreement) in accordance with procedures set forth in the BD/MPI Collaboration Agreement; and

         3. Newco and TriPath desire to receive from BD, and BD desires to grant to Newco and TriPath, certain sublicenses under such licenses held by BD.

         NOW, THEREFORE, BD, TriPath and Newco agree as follows:

                                    Article I
                                   Definitions

         Capitalized terms used herein which are not otherwise defined shall have the same meanings as are assigned to them in the BD/MPI Collaboration Agreement. When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I:

         Section 1.1 "Agreement" means this agreement and any exhibits, attachments or addenda hereto, and any renewals or extensions of this agreement.

         Section 1.2 "BD/Newco Development Agreement" means that certain development and license agreement by and among BD, Newco and TriPath of even date herewith.


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         Section 1.3       "Effective Date" means the date on which the last of
the conditions set forth in Article XI of the BD/Newco Development Agreement shall have been fulfilled or waived.

         Section 1.4 "Exempt Third Party" means a company which, together with its Affiliates, had worldwide annual revenues [*****] during its most recently completed fiscal year.

         Section 1.5 "Newco Inventions" means all inventions made solely by Newco's and/or TriPath's employees, agents and consultants (or jointly with BD's employees, agents and consultants during the term of the Transitional Services Agreement and/or the term of the BD/Newco Development Agreement) in the course of the Research Program and the Development Program.

         Section 1.6 "Newco Program Intellectual Property" means Newco Program Know-How and Newco Program Patent Rights, collectively.

         Section 1.7       "Newco Program Know-How" means any Know-How that
(a) is developed using MPMx Program Intellectual Property or Becton Dickinson Intellectual Property (as defined in the BD/Newco Development Agreement), (b) either (i) Newco or TriPath develops or acquires in the course of the Research Program and/or the Development Program, or (ii) Newco or TriPath develops or acquires during the term of, but not in the course of, the Research Program and/or the Development Program, and (c) is owned or controlled by, or licensed to, Newco or TriPath and to which Newco or TriPath has the right to grant licenses or sublicenses without violating the terms of any agreement with a third party; provided that Newco Program Know-How shall not include Newco/MPI Joint Program Know-How.

         Section 1.8       "Newco Program Patent Rights" means a Patent Right
(a) that covers Newco Program Know-How, (b) that is owned or controlled by, or is licensed to, Newco or TriPath, and (c) to which Newco or TriPath has the right to grant a license or sublicense without violating the terms of any agreement with a third party.

         Section 1.9 "Newco/MPI Joint Inventions" means inventions made jointly by employees, agents and consultants of Newco and/or TriPath (and/or BD, Newco and TriPath during the term of the Transitional Services Agreement and/or the term of the BD/Newco Development Agreement), on the one hand, and employees, agents and consultants of MPI, on the other, in the course of the Research Program and/or the Development Program, such Newco/MPI Joint Inventions to be owned jointly on the basis of Newco and MPI each having an undivided interest in the whole.

         Section 1.10 "Newco/MPI Joint Program Intellectual Property" means Newco/MPI Joint Program Know-How and Newco/MPI Joint Program Patent Rights, collectively.

         Section 1.11 "Newco/MPI Joint Program Know-How" means any Know-How that is developed or acquired jointly by Newco and/or TriPath (and/or BD, Newco and TriPath during the term of the Transition Services Agreement and/or the term of the BD/Newco Development Agreement), on the one hand, and MPI, on the other, in the course of the Research Program and/or the Development Program, including Newco/MPI Joint Inventions.

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         Section 1.12      "Newco/MPI Joint Program Patent Rights" means a
Patent Right that covers Newco/MPI Joint Program Know-How.

         Section 1.12 "Party" means Newco, TriPath or BD as appropriate; "Parties" means any combination of two or more of Newco, TriPath, and BD, as the context indicates. As used in this Agreement, references to "third parties" do not include a Party or its Affiliates.

         Section 1.13 "Non-Exempt Change of Control" means any sale of securities, any sale or transfer of assets, or any merger, consolidation, reorganization, spinoff or similar transaction that, directly or indirectly, (i) transfers over fifty percent (50%) of the assets of TriPath and/or Newco that relate to the subject matter of this Agreement to other than an Exempt Third Party or (ii) results in other than an Exempt Third Party becoming the beneficial owner, directly or indirectly, of at least fifty percent (50%) of those securities of TriPath and/or Newco entitled to vote for the election of directors of TriPath and/or Newco.

         Section 1.14 "Reference Laboratory Services" means any service that utilizes a Program Product to obtain information that is reported to a third party for which the provider of the service receives financial consideration.

         Section 1.15 "Transitional Services Agreement" means that certain transitional services agreement by and among BD, Newco and TriPath of even date herewith.

                                   Article II
                                 Grant of Rights

         Section 2.1       BD Grants.

                  (a) Research Sublicenses. Subject to the terms and conditions of the BD/MPI Collaboration Agreement, BD hereby grants to Newco, a [*****] right and sublicense in the Territory, [*****], under BD's rights under
(x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to (i) make and use Program Candidate Markers and Program Validated Markers in the course of the Research Program [*****] for Newco to undertake BD's responsibilities as set forth in the Research Plan and
(ii) make and use Program Validated Markers in the course of the Development Program [*****] for Newco to undertake BD's responsibilities as set forth in the Development Program.

                  (b)      Product Commercialization Sublicenses.

                           (i)      Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to Newco [*****] and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make and use (A) any Program Diagnostic Product that has not received FDA

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Approval for the purpose of Newco providing Reference Laboratory
Services inside any Exclusive Non-Colon Product Area, and (B) any Program Diagnostic Product that has not received FDA Approval and that contains a Program Validated Marker controlled by a Party that was developed for an Exclusive Non-Colon Product Area for the purpose of Newco providing Reference Laboratory Services inside the Disease Area that includes such Exclusive Non-Colon Product Area.

                           (ii)     Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to Newco [*****] right and sublicense in the Territory, [*****], in and to BD's co-exclusive rights under
(x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make and use any Program Pharmacogenomic Product that has not received FDA Approval for the purpose of Newco providing Reference Laboratory Services to address any Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity.

                           (iii)    Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to Newco [*****] right and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make and use (A) any Program Diagnostic Product that has received FDA Approval for the purpose of Newco providing Reference Laboratory Services inside any Exclusive Non-Colon Product Area, and (B) any Program Diagnostic Product that has received FDA Approval and that contains a Program Validated Marker controlled by a Party that was developed for an Exclusive Non-Colon Product Area for the purpose of Newco providing Reference Laboratory Services inside the Disease Area that includes such Exclusive Non-Colon Product Area.

                           (iv)     Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to Newco [*****] right and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make and use any Program Pharmacogenomic Product that has received FDA Approval for the purpose of Newco providing Reference Laboratory Services to address any Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity.

                           (v)      Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to each of Newco and TriPath a [*****], royalty-bearing right and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make, use, import, offer to sell and sell (A) any Program Diagnostic Product that is a Staging Product that has received FDA Approval inside any Exclusive Non-Colon Product Area and
(B) any Program Diagnostic Product that is a Staging Product that has received FDA Approval and that contains a Program Validated Marker controlled by a Party that was developed for a Screening Product in an Exclusive Non-Colon Product Area inside the Disease Area that includes such Exclusive Non-Colon Product Area.

                           (vi)     Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to each of Newco and TriPath a [*****] right and sublicense in the Territory, [*****], under BD's rights under
(x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make, use, import, offer to

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sell and sell any Program Pharmacogenomic Product that has received FDA Approval to address any Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity.

                           (vii)    Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to each of Newco and TriPath a [*****] right and sublicense in the Territory, without the right to grant sublicenses, under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make, use, import, offer to sell and sell (A) any Program Diagnostic Product that is a Screening Product and that has received FDA Approval inside any Exclusive Non-Colon Product Area within the Disease Area [*****] and (B) any Program Diagnostic Product that is a Screening Product for the Disease Area [*****] that has received FDA Approval and that contains a Program Validated Marker controlled by a Party that was developed for a Staging Product in an Exclusive Non-Colon Product Area inside the Disease Area [*****].

                           (viii)   Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to each of Newco and TriPath a [*****] and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make, use, import, offer to sell and sell:

                           (A) any Program Diagnostic Product that is a
Staging Product [*****] and as an Analyte Specific Reagent ("ASR") product inside any Exclusive Non-Colon Product Area, (B) any Program Diagnostic Product that is a Staging Product [*****] and that contains a Program Validated Marker controlled by a Party that was developed for an Exclusive Non-Colon Product Area as a [*****] and as an ASR product inside the Disease Area that includes such Exclusive Non-Colon Product Area, (C) any Program Diagnostic Product that is a Screening Product [*****] and as an ASR product inside any Exclusive Non-Colon Product Area within the Disease Area [*****], and (D) any Program Diagnostic Product that is a Screening Product [*****] and that contains a Program Validated Marker controlled by a Party that was developed for a Staging Product as a [*****] and as an ASR product inside any Exclusive Non-Colon Product Area within the Disease Area [*****].

                           (ix)     Subject to the terms and conditions of the
BD/MPI Collaboration Agreement, BD hereby grants to each of Newco and TriPath a co-exclusive [*****] right and sublicense in the Territory, [*****], under BD's rights under (x) the MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property, to make, use, import, offer to sell and sell any Program Pharmacogenomic Product that has not received FDA Approval as a RUO product and as an ASR product to address any Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity.

                  (c) Third Party Pharmacogenomic Products. To the extent that BD obtains rights that it can sublicense in accordance with the BD/MPI Collaboration Agreement and that it can sublicense in a manner commensurate in scope with the grant of Section 2.1(b)(vi), BD shall grant to each of Newco and TriPath sublicense rights for Third Party Pharmacogenomic Products that are commensurate in scope, to the extent possible in view of BD's license rights from MPI, with the sublicense rights granted in Section 2.1(b)(vi).


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                  (d)      Further License Grants. In the event that it is
determined that Newco and/or TriPath shall have development rights, commercialization rights and/or responsibilities with respect to any Program Diagnostic Product which is a Screening Product under the BD/Newco Development Agreement and Newco and/or TriPath require(s) additional sublicense rights under BD's rights under (x) the MPMx Program Intellectual Property and/or (y) MPI's rights in the Joint Program Intellectual Property with respect thereto, BD hereby agrees to grant to Newco and/or TriPath [*****] right and sublicense in the Territory, without the right to grant sublicenses, under BD's rights under
(x) the MPMx Program Intellectual Property and/or (y) MPI's rights in the Joint Program Intellectual Property necessary to exercise such commercialization rights and perform such responsibilities.


         Section 2.2       Newco Grants; Third Party License Fees.

                  (a) Rights Subject to BD Collaboration Agreement Obligations. TriPath and Newco each hereby grants to BD [*****] and license in the Territory, [*****], under TriPath's and Newco's rights in Program Intellectual Property, Becton Dickinson Platform Intellectual Property and improvements thereto, if any, for the purpose of enabling BD to grant to MPI all rights and licenses granted to MPI under Section 3.2 of the BD/MPI Collaboration Agreement.

                  (b) Third Party License Fees. In the event that TriPath or Newco owes a royalty to a third party on the sale by BD or its sublicensees of products covered by Patent Rights licensed to BD pursuant to subsection (a) above, TriPath or Newco shall notify BD of such royalty obligation as soon as practicable (and, in any event, no later than [*****] after the execution of the agreement with such third party giving rise to such royalty obligation), including in such notice the pertinent details of the royalty obligation. Within [*****] after receipt of such notice, BD shall [*****].

                  (c) License to Exploit BD Retained Rights. Subject to the terms and conditions of this Agreement, each of Newco and TriPath hereby grants to BD [*****] rights and licenses in the Territory, [*****], under its rights in the Newco Program Intellectual Property and the Newco/MPI Joint Program Intellectual Property, [*****] to exploit BD's retained rights, as set forth in
Section 2.3 below, and TriPath hereby grants to BD [*****] rights and licenses in the Territory, [*****], under the TriPath Program Intellectual Property (as defined in the BD/Newco Development Agreement), to the extent necessary to exploit BD's retained rights, as set forth in Section 2.3 below. In the event that Newco or TriPath owes a royalty to a third party on the sale by BD or its sublicensees of products covered by Newco Program Patent Rights or TriPath Program Patent Rights, Newco or TriPath, as applicable shall notify BD of such royalty obligation as soon as practicable (and, in any event, no later than [*****] after the execution of the agreement with such third party giving rise to such royalty obligation), including in such notice the pertinent details of the royalty obligation. Within [*****] after receipt of such notice, BD shall [*****].

         Section 2.3 BD Retained Rights. Except as specifically provided for, BD retains all other rights and licenses to exploit MPMx Program Intellectual Property granted to BD under the BD/MPI Collaboration Agreement, including but not limited to BD's rights to research, develop, make, use,


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import, sell and offer for sale, and sublicense others to research, develop, make, use, import, sell and offer for sale, Program Diagnostic Products that are Screening Products in Disease Areas in addition to [*****]. Notwithstanding the foregoing, [*****] (as defined in the BD/Newco Development Agreement) [*****] or any dispute with respect thereto being resolved in accordance with the terms of the BD/Newco Development Agreement.

         Section 2.4 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under
Section 101(35A) of the Bankruptcy Code. The Parties and MPI shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party or MPI shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party or MPI.

         Section 2.5       Failure to Meet Diligence.

                  (a)      BD/MPI Collaboration Agreement.

                           (i)      Subject to the provisions of Section 2.12(d)
of the BD/MPI Collaboration Agreement, if any diligence benchmark as set forth in Section 2.12(a) of the BD/MPI Collaboration Agreement is not met, and pursuant to the BD/MPI Collaboration Agreement MPI elects to convert the Exclusive Product Area for a Program Diagnostic Product to a Non-Exclusive Product Area, or the Co-Exclusive Pharmacogenomic Product Opportunity for a Program Pharmacogenomic Product to a Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be, then the sublicenses granted in Section 2.1 herein shall, at the election of BD, become non-exclusive or be terminated, but only with respect to any Program Products relating to such Exclusive Product Area or Co-Exclusive Pharmacogenomic Product Opportunity. In addition to the foregoing, Newco and TriPath shall (A) deliver to MPI copies of any and all [*****] the Program Validated Markers included in such Program Product (but excluding information relating to the related Viable Platform, Assay formats and manufacturing processes) that Newco and TriPath own or otherwise control and as to which Newco or TriPath has the right to grant licenses or sublicenses without violating the terms of any agreement (the[*****]), and (B) [*****]Program Product for such Non-Exclusive Product Area or such Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be, and (C) deliver to BD copies of any and all [*****] the Program Validated Markers included in such Program Product including, without limitation, [*****] that Newco owns or otherwise controls and as to which Newco has the right to grant licenses or sublicenses without violating the terms of any agreement (the [*****]), and (D) [*****] Program Product for such Non-Exclusive Product Area or such Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be.

                           (ii)     Subject to the provisions of Section 2.12(d)
of the BD/MPI Collaboration Agreement, in the event any diligence obligations with respect to a Major Market Country, as set forth in Section 2.12(b) of the BD/MPI Collaboration Agreement are not met, and pursuant to the BD/MPI Collaboration Agreement MPI elects to convert BD's rights with respect to the development and commercialization of a Program Product for an Exclusive Product Area or a Co-Exclusive


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Pharmacogenomic Product Opportunity, as the case may be, to non-exclusive with respect to such Product Area or product opportunity for such Major Market Country (an "Abandoned Market") and such Product Area or such product opportunity is deemed a Non-Exclusive Product Area or a Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be, but for the Abandoned Market only, then the sublicenses granted in Section 2.1 herein shall at the election of BD, become non-exclusive or be terminated, but only with respect to any Program Products relating to such Exclusive Product Area, or Co-Exclusive Pharmacogenomic Product Opportunity and only with respect to such Major Market. In addition, Newco and TriPath shall (A) [*****] Program Product in the Abandoned Market for such Non-Exclusive Product Area or such Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be, and (C) [*****] (D) [*****] Program Product for such Non-Exclusive Product Area or such Non-Exclusive Pharmacogenomic Product Opportunity, as the case may be.

                           (iii)    BD shall promptly, but in any event within
seventy-two (72) hours, notify TriPath and Newco of receipt of notice from MPI with respect to any failure by BD to meet any obligations in the BD/MPI Collaboration Agreement, including, without limitation, notice to BD pursuant to
Section 2.12(d) thereof regarding any failure to meet diligence obligations.

                           (iv)     If this Agreement shall be terminated
pursuant to Section 8.3 and Newco or TriPath is the Breaching Party, then Newco and TriPath shall (A) deliver to BD[*****], and [*****].

                  (b)      BD/Newco Development Agreement.

                           (i)      If [*****] granted by BD pursuant to the
BD/Newco Development Agreement with respect to any Program Products relating to an Exclusive Product Area or Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity, either for all purposes or only with respect to a Major Market Country, pursuant to Section 2.7 of the BD/Newco Development Agreement, then the sublicenses granted in Section 2.1 herein [*****], but only with respect to such Program Products relating to such Exclusive Product Area or Co-Exclusive Non-Colon Pharmacogenomic Product Opportunity. In such event, Newco and TriPath shall deliver, and grant BD a license, to [*****] on the same terms as is set forth in Sections 2.5(a)(i) and (ii), as applicable.

                           (ii)     If any license granted by BD pursuant to the
BD/Newco Development Agreement terminates or is terminated with respect to any Program Products relating to an Exclusive Product Area or Co-Exclusive Pharmacogenomic Product Opportunity, either for all purposes or only with respect to a Major Market Country, then the sublicenses granted in Section 2.1 herein also shall terminate to the same extent, but only with respect to such Program Products relating to such Exclusive Product Area or Co-Exclusive Pharmacogenomic Product Opportunity. In such event, Newco and TriPath shall [*****] .

                                   Article III
                              Financial Provisions


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         Section 3.1       Royalty Payments to BD. Newco or TriPath shall pay
to BD royalties as follows:

                  (a) Program Products. With respect to each sale of any Program Product by Newco or TriPath, Newco or TriPath, as the case may be, shall pay to BD a royalty [*****].

                  (b) Third Party Pharmacogenomic Products. With respect to each sale of each Third Party Pharmacogenomic Product by Newco or TriPath, Newco or TriPath, as the case may be, shall pay to BD a royalty [*****].

                  (c)      Reference Laboratory Services.   With respect to
each use of a Program Product to provide Reference Laboratory Services by Newco to a third party, Newco shall pay to BD a royalty [*****].

                  (d)      Generic Competition Adjustment.

                           (i)      [*****].  If Newco or TriPath believes that
BD is entitled to a royalty adjustment under Section 4.7(d) of the BD/MPI Collaboration Agreement, then Newco and/or TriPath shall provide written notice to BD providing evidence supporting such belief. Thereafter, BD shall either (A) indicate to Newco and/or TriPath within thirty (30) days after receipt of such notice that [*****].

                           (ii)     Royalty Adjustment.  If [*****] of the
BD/MPI Collaboration Agreement pursuant to subsection (d)(i)(B), then Newco's or TriPath's royalty obligations to BD under this Section 3.1 [*****] on account of sales or uses by TriPath or Newco [*****].

         Section 3.2 Length of Royalty Payments. The royalties payable under this Article III shall be paid [*****] on each such Program Product or Third Party Pharmacogenomic Product until the later of (a) the expiration of all Program Patent Rights which cover such Program Product or Third Party Pharmacogenomic Product [*****] (b) [*****]after the First Commercial Sale of such Program Product or Third Party Pharmacogenomic Product [*****].

         Section 3.3 Royalties Payable Only Once. Newco's and TriPath's obligation to pay royalties under Section 3.1 is imposed only once with respect to the same unit of Program Product or Third Party Pharmacogenomic Product. Except as specifically provided in this Agreement, there shall be no deductions from the royalties payable hereunder.

                                   Article IV
                         Royalty Reports and Accounting

         Section 4.1 Royalty Reports; Royalty Payments. Newco and TriPath shall each deliver to MPI and BD, within sixty (60) days after the end of each calendar quarter, reasonably detailed written accountings of Gross Profits on Program Products and/or Third Party Pharmacogenomic Products that are subject to royalty payments due to BD for such calendar quarter. Such quarterly reports shall indicate (a) gross sales and Net Sales on a product-by-product basis,
(b) the determination of Direct Cost of Goods Sold and Cost of Goods Sold, and
(c) the calculation of royalties from such gross sales,


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Gross Profits and Net Sales. When Newco and TriPath deliver such accounting to
BD, Newco shall also deliver all royalty payments due under Section 4.1 to BD for the calendar quarter.

         Section 4.2 Audits. Newco and TriPath shall each keep complete and accurate records of the latest [*****] relating to Net Sales, [*****], and Sections 4.3, 4.4 and 4.5. For the sole purpose of verifying royalties payable to BD (and in turn, payable to MPI by BD), MPI and BD shall have the right annually at their expense to retain an independent, certified public accountant selected by them and reasonably acceptable to Newco and TriPath, to review such records in the location(s) where such records are maintained by Newco and TriPath upon reasonable notice and during regular business hours and under obligations of strict confidence. Results of such review shall be made available to the Parties. If the review reflects an underpayment of royalties to BD, such underpayment shall be promptly remitted to BD, together with interest calculated in the manner provided in Section 4.3 below, for payment to MPI. If the underpayment is equal to or greater than [*****] of the royalty amount that was otherwise due, MPI or BD, as applicable, shall be entitled to have Newco and TriPath pay all of the costs of such review.

         Section 4.3 Currency and Method of Payments; Late Payments. All payments under this Agreement shall be made in United States dollars by transfer to such bank account as BD may designate from time to time within no more than thirty (30) days of invoice or when such payment is due in accordance with the provisions of this Agreement. Any royalty payments due hereunder with respect to sales outside of the United States shall be payable in U.S. Dollars; provided, however, that if any payment on account of Net Sales is received by Newco or TriPath in a foreign currency, such amount shall be converted monthly to United States funds at the rate published by Reuters on the last Wednesday of the month in which Net Sales occurred (or such other publicly available source as BD may subsequently utilize generally in its currency accounting procedures, in which case BD shall provide notice to Newco and TriPath promptly of any such change). Newco and TriPath shall pay interest to BD on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the [*****] for the applicable period, or the highest rate permitted by applicable law, calculated on the number of days such payment is delinquent. In the event any invoice issued by BD contains any terms which conflict with the terms of this Agreement, the terms of this Agreement shall prevail.

         Section 4.4 Tax Withholding. Newco and TriPath shall use all reasonable and legal efforts to reduce tax withholding on payments made to BD hereunder. Notwithstanding such efforts, if Newco or TriPath concludes that tax withholdings under the laws of any country are required with respect to payments to BD, Newco or TriPath, as applicable, shall withhold the required amount and pay it to the appropriate governmental authority. In such a case, Newco or TriPath, as applicable, shall promptly provide BD with original receipts or other evidence reasonably required and sufficient to allow BD to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits.

         Section 4.5 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Newco or TriPath to transfer, or have transferred on its behalf, royalties or other payments to BD, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of BD in a recognized banking institution designated


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

by BD or, if none is designated by BD within a period of thirty (30) days, in a recognized banking institution selected by Newco or TriPath and identified in a notice in writing given to BD.


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

                                    Article V
                    Intellectual Property and Related Matters

         Section 5.1 Acknowledgement of BD/MPI Collaboration Agreement Intellectual Property Provisions.

                  (a) Program Know-How. BD, Newco and TriPath each acknowledge that all (i) Newco Program Know-How falls under the definition of Becton Dickinson Program Know-How, and as such is subject to the rights and obligations of the BD/MPI Collaboration Agreement, and (ii) Newco/MPI Joint Program Know-How falls under the definition of Joint Program Know-How, and as such is subject to the rights and obligations of the BD/MPI Collaboration Agreement. All rights and obligations that BD may have with regard to such Newco Program Know-How and Newco/MPI Joint Program Know-How under the BD/MPI Collaboration Agreement, including without limitation, any rights and obligations relating to Section 15 of the Third Amendment, shall be undertaken by BD in accordance with written instructions from Newco consistent with MPI's rights under the BD/MPI Collaboration Agreement.

                  (b) Program Patent Rights. BD, Newco and TriPath each acknowledge that (i) all Newco Program Patent Rights fall under the definition of Becton Dickinson Program Patent Rights, and as such are subject to the rights and obligations of the BD/MPI Collaboration Agreement, and (ii) all Newco/MPI Joint Patent Rights fall under the definition of Joint Program Patent Rights, and as such are subject to the rights and obligations of the BD/MPI Collaboration Agreement. All rights and obligations that BD may have with regard to such Newco Program Patent Rights and Newco/MPI Joint Program Patent Rights under the BD/MPI Collaboration Agreement, including without limitation, any rights and obligations relating to Section 15 of the Third Amendment, shall be undertaken by BD in accordance with written instructions from Newco consistent with MPI's rights under the BD/MPI Collaboration Agreement.

                  (c) Newco Inventions. Newco and TriPath each hereby agree that, if neither BD nor Newco elects to prosecute and maintain patent rights for a Newco Invention, then, for the purpose of prosecution and maintenance of patent rights for such Newco Invention, such Newco Invention shall be treated as a Becton Dickinson Invention under Section 5.2 of the BD/MPI Collaboration Agreement, except for name and ownership, which shall be in Newco. All rights and obligations that BD may have with regard to such Newco Inventions under the BD/MPI Collaboration Agreement, including without limitation, any rights and obligations relating to Section 15 of the Third Amendment, shall be undertaken by BD in accordance with written instructions from Newco consistent with MPI's rights under the BD/MPI Collaboration Agreement.

                  (d) Newco/MPI Joint Inventions. BD, Newco and TriPath each hereby agree that, for the purpose of prosecution and maintenance of patent rights for Newco/MPI Joint Inventions, Newco/MPI Joint Inventions shall be treated as Joint Inventions under Section 5.2 of the BD/MPI Collaboration Agreement, except for name and ownership, which shall be jointly in Newco and MPI. All rights and obligations that BD may have with regard to such Newco/MPI Joint Inventions under the BD/MPI Collaboration Agreement, including without limitation, any rights and obligations relating to Section 15 of the Third Amendment, shall be undertaken by BD in accordance with written instructions from Newco consistent with MPI's rights under the BD/MPI Collaboration Agreement.

                  (e) TriPath Program Intellectual Property. BD and TriPath each hereby agree that, for the purposes set forth in Section 3.2(a), and as applicable thereto, Section 2.7(e) of the BD/MPI Collaboration Agreement, TriPath Program Intellectual Property (as defined in the BD/Newco Development Agreement) shall be treated as Becton Dickinson Platform Intellectual Property, and as such is subject to the rights and obligations of such Sections of the BD/MPI Collaboration Agreement. All rights and obligations that BD may have with regard to such TriPath Program Intellectual Property under the BD/MPI Collaboration Agreement, including without limitation, any rights and obligations relating to Section 15 of the Third Amendment, shall be undertaken by BD in accordance with written instructions from Newco consistent with MPI's rights under the BD/MPI Collaboration Agreement.

                  (f) Blocking, Enabling and Enhancing Third Party Intellectual Property. BD, Newco and TriPath each acknowledge that Newco Program Know-How, Newco Program Patent Rights, Newco's and TriPath's rights in Newco/MPI Joint Program Know-How, Newco's and TriPath's rights in Newco/MPI Joint Program Patent Rights and Newco's and TriPath's rights in Newco/MPI Joint Inventions are not Blocking Third Party Intellectual Property, Enabling Third Party Intellectual Property or Enhancing Third Party Intellectual Property under the BD/MPI Collaboration Agreement.

                  (g) BD Obligations Under BD/MPI Collaboration Agreement. Newco and TriPath each hereby agree to take all actions and execute all assignments and other documents, and to provide all cooperation, reasonably necessary to enable BD to fulfill its obligations with respect to Program Intellectual Property, including without limitation with respect to Becton Dickinson Program Know-How, Becton Dickinson Program Patent Rights, Joint Program Know-How, Joint Program Patent Rights and Joint Inventions, under
Article V of the BD/MPI Collaboration Agreement. Newco's and TriPath's obligations under this subsection (g) include, but are not limited to, taking actions, executing assignments and other documents and providing cooperation reasonably necessary to enable BD to fulfill its obligations under Section 5.2(e) of the BD/MPI Collaboration Agreement.

         Section 5.2 Patent Marking. Each of Newco and TriPath agrees to comply with the patent marking statutes in each country in which Program Products are sold by such Party.

         Section 5.3 Patent Invalidity Claim. If a third party at any time asserts a claim that any MPMx Program Patent Right or Joint Program Patent Right is invalid or otherwise unenforceable (an "Invalidity Claim") in an action brought against Newco and/or TriPath, then Newco and/or TriPath shall cooperate with MPI in preparing and formulating a response to such Invalidity Claim. Neither Newco nor TriPath shall settle or compromise any Invalidity Claim without the consent of MPI.

                                   Article VI
                                 Confidentiality

         Section 6.1 Confidential Information. All Confidential Information disclosed by a Party to another Party, and/or by MPI to TriPath and/or Newco, during the term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for FDA Approval of products developed by Newco, BD or MPI or any of their respective Affiliates or Approved Sublicensees or for the filing, prosecution and maintenance of Patent Rights), and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party (or, in the case of Confidential

Information disclosed by MPI to TriPath and/or Newco, of MPI), except to the extent that the Confidential Information (as determined by competent documentation):

                  (a) was known or used by the receiving Party prior to its date of disclosure to the receiving Party; or

                  (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party (or, in the case of Confidential Information disclosed by MPI to TriPath and/or Newco, MPI) rightfully in possession of the Confidential Information and not bound by confidentiality obligations to the disclosing Party (or, in the case of Confidential Information disclosed by MPI to TriPath and/or Newco, MPI); or

                  (c) either before or after the date of the disclosure to the receiving Party is or becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no breach hereof on the part of the receiving Party or its sublicensees; or

                  (d) is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information; or

                  (e) is required to be disclosed by the receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the disclosing Party (or, in the case of Confidential Information disclosed by MPI to TriPath and/or Newco, MPI) and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

         Section 6.2       Disclosure of Provisions of Agreement.

                  (a) Each Party agrees to hold as confidential the terms of this Agreement except that each Party shall have the right to disclose such terms to potential investors and other third parties in connection with financing activities, provided that any such third party has entered into a written obligation with the disclosing Party to treat such information and materials as confidential. At the request of the other Party, the disclosing Party shall use commercially reasonable efforts to enforce such obligations against such third parties.

                  (b) In the event that this Agreement shall be included in any report, statement or other document filed by any Party or an Affiliate of any Party with the SEC, such Party shall use, or shall cause its Affiliate, as the case may be, to use, reasonable efforts to obtain confidential treatment from the SEC of any financial information or other information of a competitive or confidential nature, and shall include in such confidentiality request such provisions of this Agreement as may be reasonably requested by the other Party.

         Section 6.3 Employee and Advisor Obligations. The Parties each agree that they shall provide Confidential Information received from another Party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party's Affiliates, who have a need to know, provided that such employees, consultants and advisors agree to treat such information and materials as confidential.

         Section 6.4 Term. All obligations of confidentiality imposed under this Article VI shall expire five (5) years following termination or expiration of the BD/MPI Collaboration Agreement.

         Section 6.5 Publications. The Parties acknowledge that scientific lead time is a key element of the value of the Research Program and further agree that scientific publications must be strictly monitored to prevent any adverse effect of the premature publication of results of the Research Program and the Development Program. The Parties shall establish a procedure for publication review and approval and each Party shall first submit to the other Parties an early draft of all such publications, whether they are to be presented orally or in written form, at least [*****] prior to presentation or submission for publication. Each Party shall review each such proposed publication in order to avoid the unauthorized disclosure of a Party's Confidential Information and to preserve the patentability of inventions arising from the Research Program and the Development Program. If, as soon as reasonably possible but no longer than [*****] following receipt of an advance copy of a Party's proposed publication, the other Party informs such Party that its proposed publication contains Confidential Information of the other Party, then such Party shall delete such Confidential Information from its proposed publication. If, as soon as reasonably possible but no longer than [*****] following receipt of an advance copy of a Party's proposed publication, the other Party informs such Party that its proposed publication could be expected to have a material adverse effect on any Patent Rights or Know-How of such other Party, then such Party shall delay such proposed publication, for up to [*****] from the date the other Party informed such Party of its objection to the proposed publication, to permit the timely preparation and first filing of patent application(s) on the information involved. The Parties agree that all publications of results of the Research Program shall acknowledge the contribution of the other Parties and third party collaborators to such results.

                                   Article VII
                         Representations and Warranties

         Section 7.1       Representations of Authority. Newco, TriPath and
BD each represents and warrants to the others that as of the Effective Date it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement. BD represents and warrants to Newco that BD has the right to grant to Newco the sublicenses granted pursuant to this Agreement. Newco, TriPath and BD each represents and warrants that (a) the execution, delivery and performance by it of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and (b) this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable in accordance with its terms.

         Section 7.2 Consents. Newco, TriPath and BD each represents and warrants that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained.


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         Section 7.3       No Conflict. Newco, TriPath and BD each represents
and warrants that the execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and shall not conflict with, violate or breach or constitute a default (with or without the giving of notice or lapse of time, or both) or require any consent under, any contractual obligations of such Party or order, judgement or decree to which such Party or any of its assets are bound, except such consents as shall have been obtained prior to the Effective Date.

         Section 7.4       Third Party Rights.

                  (a) To the knowledge of BD, as of the Effective Date, the practice by Newco and TriPath of the rights granted under the sublicenses by BD herein does not and shall not infringe or conflict with the rights of any third party in respect of Know-How or issued patents or published patent applications owned by such third party. As of the Effective Date, there is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the knowledge of BD, threatened, that challenges the rights of BD in respect of Know-How or Patent Rights owned, controlled or used by BD.

                  (b) To the knowledge of Newco and TriPath, as of the Effective Date, the conduct by Newco and TriPath of the Research Program and the Development Program does not and shall not knowingly infringe or conflict with the rights of any third party in respect of Know-How or issued patents or published patent applications owned by such third party.

                  (c) Newco, TriPath and BD each represents and warrants that (i) it has taken reasonable precautions (A) to protect its rights in its Know-How and Patent Rights to which it has granted a license or sublicense herein ("Licensed Intellectual Property") and (B) to maintain the confidentiality of its confidential Licensed Intellectual Property, and (ii) to its knowledge, there have been no acts or omissions (other than those made based on reasonable, good faith business decisions) by its officers, directors, shareholders and employees, the result of which would be to materially compromise its rights to apply for or enforce appropriate legal protection of its Licensed Intellectual Property.

         Section 7.5       BD represents, warrants, and covenants that:

                  (a) As of the effective date of this Agreement, the BD/MPI Collaboration Agreement is in full force and effect and that to the best of its knowledge, neither BD nor MPI is in material breach thereof.

                  (b) It will use its best efforts not to breach any of its obligations under the BD/MPI Collaboration Agreement.

         Section 7.6 No Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PROGRAM PRODUCTS OR THIRD PARTY PHARMACOGENOMIC PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF DEVELOPED, WILL HAVE

COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                  Article VIII
                              Term and Termination

         Section 8.1 Term. This Agreement shall become effective as of the Effective Date, may be terminated as set forth in this Article VIII, and otherwise remains in effect until the expiration of all of the obligations to pay royalties set forth in Article III.

         Section 8.2 Survival of Sublicenses. Subject to the terms and conditions of the BD/MPI Collaboration Agreement, upon the expiration of Newco's and TriPath's obligations to pay royalties to BD under Section 3.2 with respect to each Program Product or Third Party Pharmacogenomic Product in any country, the sublicenses under BD's rights under (x) MPMx Program Intellectual Property and (y) MPI's rights in the Joint Program Intellectual Property set forth in Sections 2.1(b)(i), (ii), (iii), (iv), (v) and (vi) shall be deemed to be perpetual, fully paid up, non-exclusive sublicenses with respect to such Program Product or Third Party Pharmacogenomic Product.

         Section 8.3 (a) Termination For Material Breach. Upon any material breach of a material provision of this Agreement by a Party (in such capacity, the "Breaching Party"), any other Party or Parties affected by such breach (in such capacity, the "Non-Breaching Parties") may terminate this Agreement by providing [*****] written notice to the Breaching Party, specifying the material breach. The termination shall become effective at the end of the [*****] period unless (a) the Breaching Party cures such breach during such [*****], or (b) if such breach is not susceptible to cure within [*****] of the receipt of written notice of the breach, the Breaching Party is diligently pursuing a cure. Notwithstanding the foregoing, if such breach, by its nature, is incurable this Agreement may be terminated immediately. The Parties shall use reasonable efforts to work together to cure any breach. In the event of a dispute concerning whether a material breach has occurred, the [*****] cure period specified above shall be suspended during the period (not to exceed [*****] commencing upon the submission of such dispute for resolution to the executive officers of the Parties and continuing until the earlier of the resolution of such dispute and the end of such [*****].

                           (b)  Termination for Bankruptcy, Etc.  This Agreement
may be terminated by BD, Newco or TriPath if any other Party (the "Insolvent Party") (i)(A) institutes any proceeding or files a petition commencing a voluntary case for the relief of debtors, or seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any party hereto or for any substantial part of its property, (B) shall admit in writing its inability to pay its debts generally, (C) shall make a general assignment for the benefit of creditors, or (D) shall take any action to authorize or effect any of the actions set forth above in this subsection; or
(ii) becomes the subject of any proceeding seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the parties hereto or any substantial part of its property, and either such


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proceeding shall remain undismissed or unstayed for a period for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur.

                           (c)  Termination for BD Breach of BD/MPI
Collaboration Agreement. In accordance with Section 8.5(b)(ii) of the BD/MPI Collaboration Agreement, this Agreement shall terminate upon the termination of the BD/MPI Collaboration Agreement pursuant to Section 8.3 thereof wherein BD is the Breaching Party thereof.

         Section 8.4       Effect of Termination.

                  (a) General. In the event this Agreement is terminated by any Party, all rights and obligations of the Parties, including Newco's right to commercialize and develop Program Products, shall cease, except as follows:

                           (i)      except as set forth in subsections (b)(i)
and (b)(ii) below, all sublicenses set forth in Section 2.1 and all licenses set forth in Section 2.2 then in effect shall survive such termination, subject to continued compliance with obligations related to such sublicenses or licenses as applicable, such as the royalty payments, reports, accounting and auditing provisions of Articles III and IV;

                           (ii)     all financial obligations under Article III
owed as of the effective date of such termination shall remain effective and shall be timely paid;

                           (iii)    Newco's and TriPath's obligations under
Section 5.1 shall survive such termination;

                           (iv)     obligations regarding confidentiality set
forth in Article VI shall survive such termination;

                           (v)      obligations of defense and indemnity set
forth in Section 10.1, which obligations shall continue in full force and effect for an unlimited period;

                           (vi)     any cause of action or claim of BD, TriPath,
Newco or MPI accrued or to accrue because of any breach or default by another party hereunder shall survive such termination;

                           (vii)    the right to complete the manufacture and
sale of Program Products which qualify as "work in progress" under generally accepted cost accounting standards or which are in stock at the date of termination, and the obligation to pay royalties on Gross Profits of such Program Products; and

                           (viii)   all other terms, provisions,
representations, rights and obligations contained in this Agreement which by their sense and context are intended to survive termination of this Agreement.

                  (b)      Termination of Sublicenses.


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

                           (i)      If this Agreement is terminated under
Section 8.3(a) and BD is the Breaching Party and Newco is a Non-Breaching Party, or under Section 8.3(b) and BD is the Insolvent Party, the licenses granted by Newco to BD under Section 2.2(c) shall terminate as of the effective date of such termination, and all sublicenses granted under such licenses to third parties by BD shall also terminate as of such date.

                           (ii)     If this Agreement is terminated under
Section 8.3(a) and Newco or TriPath is the Breaching Party and BD is the Non-Breaching Party, or under Section 8.3(b) and Newco or TriPath is the Insolvent Party, the sublicenses granted by BD to Newco and TriPath under
Section 2.1 shall terminate.

                                   Article IX
                               Dispute Resolution

         Section 9.1 Alternative Dispute Resolution. Any controversy, claim or dispute between the Parties relating to this Agreement shall be subject to the same dispute resolution procedures set forth in Article II and Article X of the BD/Newco Development Agreement.

         Section 9.2 No Limitation. Notwithstanding the forgoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party, or, pursuant to Section 10.13, MPI, to bring suit with respect to any matter relating to this Agreement or to seek injunctive or other equitable relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

                                    Article X
                            Miscellaneous Provisions

         Section 10.1      Indemnification.

                  (a) TriPath and Newco. TriPath and Newco agree, jointly and severally, to defend BD, MPI and their respective Affiliates at TriPath's and Newco's cost and expense, and shall jointly and severally indemnify and hold BD, MPI and their respective Affiliates and their respective directors, officers, employees and agents (the "Licensing Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to (i) any breach by Newco or TriPath of any of their representations, warranties, covenants, or obligations pursuant to this Agreement, or (ii) personal injury from the development, manufacture, use, sale or other disposition of any Program Product offered by TriPath, Newco and/or their respective Affiliates. In the event of any such claim against the Licensing Indemnified Parties by any third party, BD or MPI, as applicable, shall promptly notify TriPath and Newco in writing of the claim and TriPath and Newco shall manage and control, at their sole expense, the defense of the claim and its settlement. The Licensing Indemnified Parties shall cooperate with TriPath and Newco and may, at their option and expense, be represented in any such action or proceeding. TriPath and Newco shall not be liable for any litigation costs or expenses incurred by the Licensing Indemnified Parties. In addition, TriPath and Newco shall not be responsible for the indemnification of any Licensing Indemnified Party arising from any negligent or wrongful acts by such party, or as the result of any settlement or compromise by the Licensing Indemnified Parties without TriPath's prior written consent.

                  (b) BD. BD agrees to defend Newco and its Affiliates at its cost and expense, and shall indemnify and hold Newco and its Affiliates and their respective directors, officers, employees and agents (the "Newco Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to any breach by BD of any of its representations, warranties, covenants, or obligations pursuant to this Agreement. In the event of any claim against the Newco Indemnified Parties by any third party, Newco shall promptly notify BD in writing of the claim and BD shall manage and control, at its sole expense, the defense of the claim and its settlement. The Newco Indemnified Parties shall cooperate with BD and may, at their option and expense, be represented in any such action or proceeding. BD shall not be liable for any litigation costs or expenses incurred by the Newco Indemnified Parties. In addition, BD shall not be responsible for the indemnification of any Newco Indemnified Party arising from any negligent or wrongful acts by such party, or as the result of any settlement or compromise by the Newco Indemnified Parties without BD's prior written consent.

         Section 10.2 Governing Law. This Agreement shall be construed and the respective rights of the Parties determined (including in any arbitration proceeding under Article IX) according to the substantive laws of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods, the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

         Section 10.3 Assignment. This Agreement is assignable to the same extent as, and in accordance with the provisions of, the BD/Newco Development Agreement. TriPath and/or Newco will provide BD and MPI with written notice concerning any such assignment within ten (10) days after the occurrence thereof.

         Section 10.4 Amendments. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by all Parties.

         Section 10.5      Notices.

         Notices to BD shall be addressed to:

                  Becton, Dickinson and Company
                  1 Becton Drive
                  Franklin Lakes, NJ  07417
                  Attn:  Vincent A. Forlenza

                  Becton, Dickinson and Company
                  1 Becton Drive
                  Franklin Lakes, New Jersey 07417
                  Attn:  Vice President and Chief Intellectual Property Counsel

         Notices to TriPath shall be addressed to:


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

                  TriPath Imaging, Inc.
                  780 Plantation Drive
                  Burlington, North Carolina 27215
                  Attn:  President

         with a copy to:

                    Palmer & Dodge LLP
                    One Beacon Street
                    Boston, Massachusetts 02108
                    Attention:  Steven N. Farber, Esq.
                    Telecopy No.: 1-617-227-4420

         Notices to Newco shall be addressed to:

                  TriPath Oncology, Inc.
                  780 Plantation Drive
                  Burlington, North Carolina  27215
                  Attn:  President

         with a copy to:

                    Palmer & Dodge LLP
                    One Beacon Street
                    Boston, Massachusetts 02108
                    Attention:  Steven N. Farber, Esq.
                    Telecopy No.: 1-617-227-4420

         Any Party may change its address by giving notice to the other Parties in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission with an original to be followed the same day via a reputable overnight courier service, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

         Section 10.6 Force Majeure. No failure or omission by the Parties in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued after the Effective Date by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

         Section 10.7 Public Announcements. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the Parties in advance of such


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announcement as set forth herein. Any Party may make such public announcements with respect hereto. The Parties agree that any such announcement shall not contain Confidential Information and, if disclosure of Confidential Information is required by law or regulation, shall make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Parties with a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the others with an advance copy of any public announcement at least [*****] prior to the scheduled disclosure. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, provided that such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of substantially similar information that has previously been disclosed. Except as otherwise required by law, the Party whose public announcement has been reviewed shall remove or revise any information the reviewing Parties reasonably deem to be inappropriate for disclosure.

         Section 10.8 Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either BD, TriPath or Newco to act as agent for the other(s).

         Section 10.9 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against any Party.

         Section 10.10 Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

         Section 10.11 No Implied Waivers; Rights Cumulative. No failure on the part of MPI, BD, TriPath or Newco to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         Section 10.12 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         Section 10.13 Third Party Beneficiaries. MPI and its Affiliates are intended by the Parties to be third party beneficiaries of Sections 2.2, 2.4, 2.5, 4.1, 4.2, 8.4, 9.2, 10.1, 10.3, 10.14, 10.16, 10.17


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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


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

and 10.18 and Articles I, V, VI and VII of this Agreement and shall be entitled to enforce such provisions directly against the Parties.

         Section 10.14 Certain Acknowledgements and Agreements; Further Assurances. TriPath and Newco each acknowledge that BD and MPI regard them as Approved Sublicensees under the BD/MPI Collaboration Agreement and, accordingly, each agrees that the terms and conditions of this Agreement are intended to be limited by the terms and conditions in the BD/MPI Collaboration Agreement relating to Approved Sublicensees. TriPath and Newco each further acknowledge that the BD/MPI Collaboration Agreement contains certain obligations on the part of BD with respect to Approved Sublicensees and, accordingly, each agrees to take all actions and execute all assignments and other documents, and to provide all cooperation, reasonably necessary to enable BD to fulfill its obligations with respect to TriPath and Newco under the BD/MPI Collaboration Agreement. TriPath and Newco each further acknowledge that Paragraph 19 of the Third Amendment of the BD/MPI Collaboration Agreement contains certain obligations on the part of BD with respect to [*****] and, accordingly, each agrees to take all actions and execute all waivers and other documents, and to provide all cooperation, reasonably necessary to enable BD to fulfill such obligations with respect to[*****]. The Parties further agree that in the event of any conflict between the terms of this Agreement and the terms of the BD/Newco Development Agreement or any other agreement among them, the terms of this Agreement shall prevail.

         Section 10.15 Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

         Section 10.16 Exclusivity. Subject to the following paragraph, TriPath and Newco each agree that [*****] it shall [*****] (i) [*****].

         Notwithstanding the foregoing, nothing in this Section 10.16 shall be construed as preventing TriPath or Newco from:

         (i) commencing any research program directed to the discovery or validation of Candidate Markers having utility outside any Exclusive Non-Colon Product Area, Reserved Non-Colon Product Area, or Co-Exclusive Pharmacogenomic Product Opportunity;

         (ii) acquiring or being acquired by a Third Party (by merger or otherwise), which Third Party, prior to such acquisition or merger, was already engaged in any activity that, if undertaken directly by TriPath or Newco, would violate the provisions of this Section 10.16; provided that (A) TriPath and/or Newco do not expand the scope of, or financial commitment to, such activity, and
(B) this exception shall not apply if substantially all of such Third Party's activities would, if undertaken directly by TriPath or Newco, violate the provisions of this Section 10.16;

         (iii) commencing any research program directed to expanding the applicability of TriPath's imaging platform, including, without limitation, enabling the platform to perform tests on third party Validated Markers; or


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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         (iv) commencing any research program directed to enhancing TriPath's cervical cancer business, including, without limitation, validating third party Validated Markers for cervical cancer.

         Section 10.17 Non-Exempt Change of Control. TriPath and/or Newco shall provide written notice to BD and MPI upon the occurrence of a Non-Exempt Change of Control, such notice to be provided within [*****] after such occurrence. Such notice shall include the name of the acquiror (the "Non-Exempt Acquiror"). Except as otherwise agreed upon by MPI, from and after the occurrence of the Non-Exempt Change of Control, (a) [*****].

         Section 10.18 Use of Program Know How. TriPath and Newco agree that all Program Know How provided to them by BD or MPI shall be used in material compliance with all applicable federal, state or local laws, regulations and guidelines and consistent with the scope of licenses to such Program Know How that are (a) granted by MPI to BD under the Agreement, and (b) granted by BD to TriPath and Newco under the Sublicense Agreement.


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

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.


                           BECTON, DICKINSON AND COMPANY



                           By:             /s/ Vincent A. Forlenza
                                  ---------------------------------------------
                           Name:               Vincent A. Forlenza
                                  ----------------------------------------------
                           Title: Sr. Vice President - Technology, Strategy
                                  --------------------------------------------
                                  and Development
                                  ---------------------------------------------



                           TRIPATH IMAGING, INC.



                           By:            /s/ Paul R. Sohmer, M.D.
                                  ---------------------------------------------
                           Name:          Paul R. Sohmer, M.D.
                                  ---------------------------------------------
                           Title:         President and Chief Executive Officer
                                  ---------------------------------------------



                           TRIPATH ONCOLOGY, INC.



                           By:            /s/ Paul R. Sohmer, M.D.
                                  ---------------------------------------------
                           Name:          Paul R. Sohmer, M.D.
                                  ----------------------------------------------
                           Title:         President
                                  ----------------------------------------------



                                       25